UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Dryden Global Total Return Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2008

Date of reporting period:	10/31/2008

Item 1 – Reports to Stockholders

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Global Total Return Fund, Inc.

FUND TYPE

Global/international bond

OBJECTIVE

Total return made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Global Total Return Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Global Total Return Fund, Inc.

Dryden Global Total Return Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Global Total Return Fund, Inc. is total return made up of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 1.49%; Class B, 2.19%; Class C, 2.19%; Class Z, 1.19%. Net operating expenses apply to: Class A, 1.36%; Class B, 2.11%; Class C, 1.86%; Class Z, 1.11%, after voluntary and contractual reduction. The contractual reduction is through 2/28/2010.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Ten Years
Class A	–12.19%	6.14%	27.40%
Class B	–12.67	2.33	19.46
Class C	–12.51	3.49	21.17
Class Z	–11.90	7.54	30.78
Citigroup WGBI–Unhedged[1]	2.08	27.72	60.62
Lipper Global Income Funds Avg.[2]	–9.27	14.21	54.02

Average Annual Total Returns[3] as of 9/30/08
	One Year	Five Years	Ten Years
Class A	–6.72%	1.88%	2.84%
Class B	–7.58	1.89	2.64
Class C	–3.70	2.31	2.78
Class Z	–2.03	3.09	3.58
Citigroup WGBI–Unhedged[1]	5.90	5.34	5.38
Lipper Global Income Funds Avg.[2]	–2.35	3.82	4.92

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Distributions and Yields as of 10/31/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.44	4.20%
Class B	$0.38	3.66
Class C	$0.41	3.93
Class Z	$0.46	4.64

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Citigroup World Government Bond Index (WGBI)–Unhedged (formerly known as the Salomon Smith Barney World Government Bond Index–Unhedged) is a market capitalization-weighted index consisting of the government bond markets of 23 countries that are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

2The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns, distributions, and yields in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for Citigroup WGBI–Unhedged would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 10/31/08
Federal National Mortgage Association, 6.50%, 03/1/37–9/1/37	5.8%
Japanese Government Bonds, 1.10%, 09/20/12	5.6
Japanese Government Bonds, 0.80%, 12/20/12	4.2
Federal Home Loan Mortgage Corp., 4.125%, 09/27/13	2.8
Japanese Government CPI Linked Bond, 1.40%, 06/10/18	2.6

Issues are subject to change.

Dryden Global Total Return Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden Global Total Return Fund’s Class A shares declined 12.19% for the 12-month reporting period ended October 31, 2008, underperforming the positive 2.08% total return of the benchmark Citigroup World Government Bond Index (WGBI)—Unhedged, and the 9.27% decline of the Lipper Global Income Funds Average.

How is the Fund managed?

Prudential Fixed Income Management manages the Fund, which primarily invests in government bonds, government agency securities, corporate bonds, and other debt securities rated investment grade from fixed income markets around the world. These bonds may be denominated in U.S. dollars or foreign currencies. The Fund may use a variety of hedging strategies to protect the value of its investments.

Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the global economy, interest rates, risk levels in major bond markets, and the yield curve. The latter is a single-line graph that depicts the relationship between yields on short-term through long-term bonds. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with a team of 48 credit research analysts in selecting bonds to buy and sell.

What were conditions like in the global bond markets?

Rapidly rising delinquencies and foreclosures on subprime mortgages in the United States fed a credit crisis that roiled fixed income markets around the world during the reporting period that began November 1, 2007. Many of the risky home loans had been packaged into complex debt securities that were sold to financial institutions and other institutional investors in a variety of nations. Commercial banks in the United States, Europe, and to a lesser extent Asia were forced to take massive losses and write-downs related to subprime mortgages. Consequently, some commercial banks grew increasingly reluctant to lend to each other, to businesses, and to consumers.

Concern that the credit crisis would engulf the broader U.S. economy, the Federal Reserve (the Fed) tried to stimulate growth by repeatedly cutting short-term interest rates, lowering its target on the federal funds rate charged on overnight loans between banks from 4.50% in November 2007 to 1.00% in October 2008. Yet government data showed the U.S. economy, the world’s largest, contracted in the third quarter of 2008. For that matter, the global economy began to slow. Nations with export-driven economies like Japan suffered as foreign demand for their products weakened. The economic picture also darkened in the euro zone, the 15 nations that use the euro.

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Not surprisingly, many central banks such as the European Central Bank, the Bank of England, the Bank of Japan, and The People’s Bank of China tried to encourage business activity in their respective nations by easing monetary policy in a coordinated effort.

Central banks also took unusual steps to support their respective financial systems. For example, when the credit crisis worsened dramatically in September 2008, key central banks joined forces to flood global money markets with U.S. dollars to support financial systems left reeling after the bankruptcy filing of Lehman Brothers Holdings Inc., a major Wall Street investment bank. In that momentous month, Barclays Capital purchased some of Lehman Brothers Holdings’ North American businesses, and Bank of America agreed to merge with Merrill Lynch & Co. The Fed allowed Morgan Stanley and Goldman Sachs Group, Inc. to become commercial banks, effectively signalling the end of the era of large, independent Wall Street investment banks.

The worsening credit crisis fed a flight to quality that largely favored government bonds of economically developed nations over riskier debt securities. This trend, which intensified in the second half of the reporting period, enabled U.S. Treasury securities to post a 7.76% total return for the 12 months ended October 31, 2008 that easily outperformed other fixed income markets in the United States. Federal agency securities and high quality residential mortgage-backed securities managed to end the period with modest positive total returns. But some key markets declined, such as investment-grade corporate bonds, high yield corporate “junk” bonds, and commercial mortgage-backed securities. A similar pattern played out in the fixed income markets of the euro zone and to a lesser extent in Japan. Meanwhile, emerging market bonds performed poorly, pressured by the risk-averse environment and concern that a possible global economic recession would squelch demand for oil and other commodities that are key sources of export revenue for developing economies.

What were conditions like in the global currency markets?

A flight to quality in the foreign exchange markets largely favored the U.S. dollar, the world’s reserve currency. The greenback began to strengthen in July 2008 versus the euro and several other currencies as it became increasingly clear economic troubles in the United States were affecting other nations, particularly in the euro zone and the United Kingdom. Deteriorating global economic conditions meant there would be less demand for commodities. Therefore, the price of oil tumbled from more than $140 per barrel in July to end the month of October around $67 per barrel. This helped the U.S. dollar because it tends to move in the opposite direction of oil prices, but declining prices of oil and other commodities pressured emerging market currencies as well as bonds of economically developing nations.

Dryden Global Total Return Fund, Inc.	5

Strategy and Performance Overview (continued)

How did the Fund’s allocation to global bond markets affect its performance?

The Fund’s benchmark, the Citigroup WGBI Unhedged, is composed of some of the largest, most liquid government bonds markets such as those of the United States, Germany, and Japan. The Fund had positions in many of these markets, including a smaller exposure to the U.S. Treasury market than its benchmark. This hurt the Fund’s performance relative to its benchmark, as the U.S. Treasury market performed particularly well.

The Fund had positions in other U.S. fixed income markets such as corporate bonds, high-quality residential mortgage-backed securities, and commercial mortgage-backed securities. It also had an allocation to emerging market bonds among other debt securities. The Fund invests in these types of bonds because they provide higher yields and more interest income than government bonds of economically developed nations. However, holding corporate bonds, whether rated investment grade or below, commercial mortgage-backed securities, and emerging market bonds detracted from the Fund’s performance because, as previously mentioned, these markets ended the reporting period in negative territory. Exposure to the high-quality residential mortgage-backed securities market did not work well for the Fund either. Mortgage-backed securities managed to post a modest positive total return for the reporting period helped by the U.S. government takeover of Fannie Mae and Freddie Mac, but still underperformed the U.S. Treasury market.

How did the Fund’s foreign exchange strategy affect its performance?

The Fund had positions in a variety of currencies. The one that hurt the Fund’s performance the most was its underweight exposure to the U.S. dollar compared to other major currencies, particularly the euro. As previously mentioned, the U.S. dollar strengthened versus the euro and several other currencies as it became increasingly clear economic difficulties in the United States had spread to other nations, especially in the euro zone and the United Kingdom. Other positions that had a significant impact on the Fund’s performance were its overweight exposures to the Brazilian real, the Mexican peso, and the Turkish lira. These positions detracted from the Fund’s performance as the U.S. dollar gained against these three currencies.

How did the Fund’s duration strategy affect its performance?

Duration measures a portfolio’s sensitivity to changes in the level of interest rates—a long duration increases its responsiveness, while a short duration lessens its responsiveness. Although Prudential Fixed Income Management typically does not take aggressive positions with regard to duration, the duration strategy employed during the reporting period had a negative affect on the Fund’s performance. Most notably, the Fund had a slightly longer duration than its benchmark to bond markets of Hungary, Poland, Brazil, Mexico, and Turkey in the first three months of 2008 and

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in October 2008. During these times, negative developments in the credit crisis caused interest rates in these markets to climb, pushing their bond prices lower. The sell-off had a greater impact on the Fund because of its slightly longer duration.

How did the Fund’s yield curve strategy affect its performance?

A yield curve depicts the relationship between yields on short-term through long-term bonds. The slope of the yield curve becomes steeper when the difference between short-term and long-term interest rates increases, and it becomes flatter when this difference decreases. Prudential Fixed Income Management typically does not make large adjustments when positioning the Fund to benefit from expected changes in the yield curves of the various global bond markets.

Overall yield curve positioning employed during the reporting period had a negative effect on the Fund’s performance. For example, the Fund had a “yield curve flattener” strategy in place during part of the first quarter of 2008 in anticipation that the longer-term end of the U.S. Treasury yield curve would decline more than the shorter-term. The Fed repeatedly eased monetary policy during that time in response to negative developments in the credit crisis. Yields on shorter-term bonds, the most sensitive to changes in monetary policy, declined more than yields on longer-term bonds, causing the yield curve to become steeper rather than flatter.

Dryden Global Total Return Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Global Total Return Fund, Inc.		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$837.10	1.36%	$6.28
	Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

Class B	Actual	$1,000.00	$835.20	2.11%	$9.73
	Hypothetical	$1,000.00	$1,014.53	2.11%	$10.68

Class C	Actual	$1,000.00	$835.90	1.86%	$8.58
	Hypothetical	$1,000.00	$1,015.79	1.86%	$9.42

Class Z	Actual	$1,000.00	$838.70	1.11%	$5.13
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by 366 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Global Total Return Fund, Inc.	9

Portfolio of Investments

as of October 31, 2008

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS 96.2%

	Australia 0.6%
AUD	1,240	GE Capital Australia Funding, M.T.N., 6.00%, 4/15/15	$593,021

	Brazil 1.6%
BRL	1,000	Banco Bradesco SA, 144A, 14.80%, 1/4/10	436,187
	1,700	Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/17	531,000
	2,850	Cia Energetica de Sao Paulo, 144A, 9.75%, 1/15/15	720,709

			1,687,896

	Colombia 0.1%
COP	345,000	Republic of Colombia, 9.85%, 6/28/27	106,755

	Eurobonds 9.0%
EUR	300	American International Group, Inc., 4.875%, 3/15/67(d)	53,531
	965	Deutsche Bundesrepublik, 4.00%, 1/4/37	1,143,440
	300	Fortis Bank, 6.50%, 9/29/49(d)	225,596
	535	French Government Bonds, 5.50%, 4/25/29	744,209
	1,105	5.75%, 10/25/32	1,593,017
	570	Hellenic Republic Government Bond, 4.30%, 7/20/17	671,498
	1,530	Italian Government Bonds, 4.00%, 2/1/17	1,833,782
	1,130	4.50%, 2/1/18	1,387,357
	865	6.00%, 5/1/31	1,175,978
	560	Spanish Government Bond, 5.75%, 7/30/32	774,638

			9,603,046

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	11

Portfolio of Investments

as of October 31, 2008 continued

Principal Amount (000)		Description	Value (Note 1)

	Hungary 2.1%
HUF	267,690	Hungary Government Bonds, 6.00%, 10/12/11	$1,096,995
	264,700	8.00%, 2/12/15	1,112,838

			2,209,833

	Japan 18.6%
JPY	578,000	Japanese Government Bonds, 1.10%, 9/20/12	5,940,604
	440,000	0.80%, 12/20/12	4,466,882
	265,000	0.80%, 3/20/13	2,687,564
	66,000	1.90%, 12/20/23	666,537
	56,700	2.10%, 9/20/24	584,656
	75,000	2.30%, 3/20/26	786,053
	104,050	1.70%, 6/20/33	939,496
	94,000	2.50%, 9/20/37	1,004,818
	315,270	Japanese Government CPI Linked Bond, 1.40%, 6/10/18	2,730,889

			19,807,499

	Mexico 0.7%
MXN	600	Mexican Government Bonds, 5.625%, 1/15/17	534,000
	2,950	10.00%, 12/5/24	253,011

			787,011

	Norway 0.2%
NOK	1,470	Norwegian Government & Sovereign Bond, 5.00%, 5/15/15	229,794

	Poland 2.4%
PLN	2,240	Poland Government Bonds, 4.25%, 5/24/11	760,883
	5,280	6.25%, 10/24/15	1,850,622

			2,611,505

	Russia 0.4%
RUB	490	Russian Government International Bond, 7.50%, 3/31/30	428,515

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

	Sweden 0.4%
SEK	2,860	Sweden Government Bond, 6.75%, 5/5/14	$433,533

	Turkey 2.7%
TRY	2,000	Turkey Government Bonds, 14.00%, 1/19/11	1,081,922
	2,475	16.00%, 3/7/12	1,316,429
	1,000	14.00%, 9/26/12	485,245

			2,883,596

	United Kingdom 4.3%
GBP	410	International Nederland Bank NV, M.T.N., 7.00%, 10/5/10	660,303
	200	QBE Capital Funding LP, 6.857%, 7/18/49(d)	211,729
	640	United Kingdom Treasury Bonds, 4.50%, 3/7/13	1,052,930
	95	6.00%, 12/7/28	174,652
	950	4.75%, 12/7/30	1,494,526
	425	4.25%, 6/7/32	626,963
	190	4.75%, 12/7/38	317,151

			4,538,254

	United States 53.1%

	Asset Backed Securities 0.8%
USD	240	Bear Stearns Asset Backed Securities Trust, Series 2005-HE11, Class M1, 3.6888%, 11/25/35(d)	155,276
	400	HFC Home Equity Loan Asset Backed Certificates, Series 2007-2, Class A4, 4.5775%, 7/20/36(d)	245,412
	364	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class M1, 5.181%, 9/25/34	285,801
	279	Saxon Asset Securities Trust, Series 2004-2, Class MF1, 5.50%, 8/25/35	207,247

			893,736

	Commercial Mortgage Backed Securities 7.9%
	430	Commercial Mortgage Load Trust, Series 2008-LS1, Class A2, 6.22037%, 12/10/49(d)	388,092

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	13

Portfolio of Investments

as of October 31, 2008 continued

Principal Amount (000)		Description	Value (Note 1)

	Commercial Mortgage Backed Securities (cont’d.)
USD	650	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A2, 5.589%, 9/15/40	$572,501
	600	CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, 8/15/38	481,904
	400	CW Capital Cobalt Ltd., Series 2007-C3, Class A3, 5.8202%, 5/15/46	318,520
	600	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.224%, 4/10/37(d)	483,472
	650	Series 2007-GG9, Class A2, 5.381%, 3/10/39	566,528
	545	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A3A1, 4.871%, 10/15/42	497,337
	1,000	Series 2005-LDP5, Class A4, 5.1793%, 12/15/44(d)	801,900
	650	Series 2007-LD12, Class A2, 5.827%, 2/15/51	579,557
	2,000	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A2, 5.845%, 7/15/40	1,743,691
	650	Merrill Lynch Mortgage Trust, Series 2008-C1, Class A2, 5.425%, 2/12/51	544,041
	740	Morgan Stanley Capital 1, Series 2005-IQ9, Class A4, 4.66%, 7/15/56	623,589
	300	TransCanada Pipelines Ltd., 7.25%, 8/15/38	237,804
	650	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A2, 5.569%, 5/15/46	572,841

			8,411,777

	Corporate Bonds 27.7%
	150	Abbott Laboratories, 6.15%, 11/30/37	128,822
	250	AES Corp. (The), 8.00%, 10/15/17	192,500
	350	Affiliated Computer Services, Inc., 4.70%, 6/1/10	308,000

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	150	Allergan, Inc., 5.75%, 4/1/16	$133,891
	220	Alliance Imaging, Inc., 7.25%, 12/15/12	189,200
	250	Allied World Insurance Holdings Ltd., 7.50%, 8/1/16	205,740
	300	American International Group, Inc., 5.85%, 1/16/18, M.T.N.	108,861
	250	8.25%, 8/15/18, 144A	102,972
	400	Apache Corp., 6.90%, 9/15/18	378,678
	250	ArcelorMittal, 144A, 6.125%, 6/1/18	172,263
	400	Ashtead Holdings PLC, 144A, 8.625%, 8/1/15	252,000
	400	Axis Capital Holdings Ltd., 5.75%, 12/1/14	340,442
	200	Bear Stearns Cos., Inc., (The), 7.25%, 2/1/18	188,282
	300	Blount, Inc., 8.875%, 8/1/12	256,500
	500	British Telecommunications PLC (United Kingdom), 8.625%, 12/15/10	494,015
	115	Capital One Financial Corp., 6.15%, 9/1/16	69,754
	82	Capital Safety Group Ltd., Bank Loans(c), 5.954%, 7/20/15	71,210
	218	6.454%, 7/20/16	189,791
	350	Caterpillar Financial Services Corp., 7.05%, 10/1/18(b)	330,331
	350	Centennial Communications Corp., 10.125%, 6/15/13	309,750
	200	CenterPoint Energy Resources Corp., 6.625%, 11/1/37	131,788
	125	Chubb Corp.,(b) 5.75%, 5/15/18	103,741
	100	6.50%, 5/15/38	76,249
	600	Citigroup, Inc., 6.50%, 8/19/13	568,775
	150	4.75%, 5/31/17, M.T.N.	153,676

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	15

Portfolio of Investments

as of October 31, 2008 continued

Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	300	Citizens Communications Co., 9.00%, 8/15/31	$162,000
	400	CMS Energy Corp., 8.50%, 4/15/11	381,719
	14	Community Health Systems, Bank Loans(c), 1.00%, 7/25/14	11,118
	272	5.018%, 7/25/14	217,384
	720	Continental Airlines, Inc., 7.487%, 10/2/10(c)	669,600
	360	Coventry Health Care, Inc., 6.125%, 1/15/15	246,705
	100	Covidien International Finance SA, 6.55%, 10/15/37	79,052
	500	CRH America, Inc., 5.625%, 9/30/11	449,615
	110	8.125%, 7/15/18	90,387
	215	CVS Caremark Corp., 5.75%, 6/1/17	173,516
	300	CVS Corp., 4.00%, 9/15/09	289,286
	300	Davita, Inc., Bank Loan, 5.279%, 10/5/12(c)	259,071
	280	Delta Air Lines, Inc., 6.821%, 8/10/22	182,313
	5,000	Denmark Government Bond, 4.00%, 11/15/17	827,098
	398	Domtar Corp., Bank Loan, 4.8038%, 3/5/14(c)	318,166
	440	Duke Energy Field Services LLC, 7.875%, 8/16/10	443,692
	600	Duke Realty LP, 5.625%, 8/15/11	522,119
	500	Embarq Corp., 7.082%, 6/1/16	385,000
	260	EnCana Corp., 5.90%, 12/1/17	208,190
	125	Energy Transfer Partners LP, 7.50%, 7/1/38	94,898
	300	Enterprise Group Holdings LP, Bank Loan, 6.679%, 11/8/14(c)	249,000

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	250	EOG Resources, Inc., 6.875%, 10/1/18	$234,172
	75	Erac USA Finance Co., 144A, 6.20%, 11/1/16	48,777
	210	Federated Retail Holdings, Inc., 5.35%, 3/15/12	158,182
	450	FedEx Corp., 3.50%, 4/1/09	442,715
	250	Felcor Lodging LP, 4.8025%, 12/1/11(d)	165,625
	209	Fideicomiso Petacalco, 144A, 10.16%, 12/23/09(b)(c)	207,979
	325	First Data Corp., 9.875%, 9/24/15	208,000
	297	First Data Corp., Bank Loan, 5.962%, 9/24/14(c)	216,921
	231	Flextronics International Ltd, Bank Loans(c), 6.155%, 10/1/14	174,183
	66	7.0688%, 10/1/14	50,052
	400	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14	146,000
	191	Georgia Pacific, Bank Loan, 4.697%, 12/20/12(c)	157,766
	250	Goldman Sachs Group, Inc., (The), 6.65%, 5/15/09	247,423
	300	6.75%, 10/1/37	195,390
	360	Graphic Packaging International, Inc., 8.50%, 8/15/11	300,600
	255	Hawker Beechcraft, Inc., Bank Loans(c) 4.887%, 3/26/14	162,583
	15	5.762%, 3/26/14	9,523
	296	HCA, Inc., Bank Loan, 6.0119%, 11/17/13(c)	243,761
	200	HCA, Inc., PIK, 9.625%, 11/15/16	161,000
	90	Hewlett-Packard Co., 5.50%, 3/1/18	77,366
	150	HJ Heinz Co., 144A, 6.428%, 12/1/08	150,473
	296	Huish Detergents, Inc., Bank Loan, 5.77%, 4/26/14(c)	233,297

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	17

Portfolio of Investments

as of October 31, 2008 continued

Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	300	Huntsman LLC, 11.625%, 10/15/10	$297,000
	300	ICI Wilmington, Inc., Gtd. Notes, 4.375%, 12/1/08	299,947
	275	International Lease Finance Corp., 6.625%, 11/15/13	178,563
	346	Inverness Medical Innovations, Bank Loan, 5.447%, 6/26/14(c)	250,002
	350	Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	315,438
	100	Kinder Morgan Energy Partners LP, 5.85%, 9/15/12	90,653
	100	Koninklijke Philips Electronics NV, 6.875%, 3/11/38	76,944
	300	Koppers, Inc., 9.875%, 10/15/13	270,000
	125	Kraft Foods, Inc. 6.875%, 2/1/38	99,192
	250	6.875%, 1/26/39	200,131
	316	Las Vegas Sands LLC, Bank Loans(c) Class B, 5.52%, 5/23/14	176,960
	80	Class DD 5.52%, 5/23/14	44,688
	100	Lehman Brothers Holdings, Inc., M.T.N., 6.875%, 5/2/18(f)	13,000
	70	Liberty Mutual Group, 144A, 7.50%, 8/15/36	43,982
	80	Lincoln National Corp., 6.15%, 4/7/36	51,416
	65	Merrill Lynch & Co., Inc., 6.05%, 8/15/12	59,167
	600	5.45%, 2/5/13(b)	540,814
	299	Metavante Corp., Bank Loan, 4.5506%, 11/1/14(c)	241,785
	200	MGM Mirage, Inc., 6.625%, 7/15/15	117,000
	250	6.875%, 4/1/16	147,500
	120	MUFG Capital Finance 1 Ltd., 6.346%, 7/25/49(d)	84,000
	199	Mylan, Inc., Bank Loan, 7.037%, 10/2/14(c)	169,505

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	250	Nalco Co., 7.75%, 11/15/11	$227,500
	250	National Beef Packing Co. LLC/ NB Finance Corp., 10.50%, 8/1/11	212,500
	250	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	265,017
	150	Neiman-Marcus Group, Inc., PIK, 9.00%, 10/15/15	102,750
	140	New Cingular Wireless Services. Inc., Notes, 8.125%, 5/1/12	138,779
	110	Newfield Exploration Co., 6.625%, 4/15/16	81,400
	40	Norampac, Inc., 6.75%, 6/1/13	22,800
	400	Northern Rock PLC, 144A, 6.594%, 6/29/49(d)	152,000
	75	Northwest Pipeline GP, 6.05%, 6/15/18	59,995
	298	NRG Energy, Inc., Bank Loans(c), 5.2619%, 2/1/13	257,634
	146	5.262%, 2/1/13	126,573
	315	Orion Power Holdings, Inc., 12.00%, 5/1/10	303,975
	100	Peco Energy Co., 5.35%, 3/1/18	82,329
	250	PepsiCo., Inc., 7.90%, 11/1/18	263,753
	300	Philip Morris International, Inc., 4.875%, 5/16/13	278,458
	200	Pioneer Natural Resources Co., 6.875%, 5/1/18	148,493
	395	PTS Acquisitions Corp., Bank Loan, 6.0119%, 4/10/14(c)	250,331
	50	Public Service Co. of New Mexico, 7.95%, 5/15/18	40,794
	300	Qwest Capital Funding, Inc., 7.00%, 8/3/09	285,000
	250	Qwest Corp., 7.875%, 9/1/11	216,875
	200	8.875%, 3/15/12	175,000

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	19

Portfolio of Investments

as of October 31, 2008 continued

Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	190	Rainbow National Services LLC, 144A, 10.375%, 9/1/14	$165,300
	233	Realogy Corp., PIK, 11.00%, 4/15/14	65,219
	500	Resona Bank Ltd., 144A, 5.85%, 9/29/49(d)	315,956
	300	Reynolds American, Inc., 6.75%, 6/15/17	225,089
	200	Rogers Communications, Inc., 6.80%, 8/15/18	175,007
	670	Royalty Pharma Finance Trust, Bank Loan, 6.0119%, 4/16/13(c)	581,609
	380	RSHB Capital SA for OJSC Russian Agricultural Bank, 144A, 7.125%, 1/14/14	254,600
	175	Schering-Plough Corp., 6.55%, 9/15/37	139,597
	250	Senior Housing Properties Trust, 7.875%, 4/15/15	205,000
	444	Sensata Technologies, Bank Loan, 4.543%, 4/27/13(c)	279,476
	300	Shaw Communications, Inc., 8.25%, 4/11/10	294,750
	510	SLM Corp., M.T.N., 8.45%, 6/15/18	346,466
	250	Starwood Hotels & Resorts Worldwide, Inc., 6.25%, 2/15/13	183,931
	800	Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/49(d)	568,000
	48	Sun Healthcare Group, Bank Loans(c), 3.6038%, 4/12/14	33,793
	213	4.804%, 4/12/14	148,886
	29	5.422%, 4/12/14	20,457
	178	Sungard Data System, Inc., Bank Loan, 6.303%, 2/28/14(c)	135,526
	250	Target Corp., 7.00%, 1/15/38	191,281
	275	Tesco PLC, 144A, 6.15%, 11/15/37	182,527
	100	Textron, Inc., 5.60%, 12/1/17	76,761
	300	Thomson Corp., (The), 5.70%, 10/1/14	261,809

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

	Corporate Bonds (cont’d.)
USD	300	TNK-BP Finance SA, 144A, 7.50%, 7/18/16	$132,000
	150	Transocean, Inc., 6.80%, 3/15/38	116,487
	90	Tyson Foods, Inc., 7.35%, 4/1/16	66,665
	143	United Airlines, Inc., 6.636%, 7/2/22	85,631
	200	United States Steel Corp., 5.65%, 6/1/13	158,233
	220	UnitedHealth Group, Inc., 6.875%, 2/15/38	157,017
	85	Verizon Communications, Inc., 6.40%, 2/15/38	66,515
	175	8.95%, 3/1/39	177,595
	165	Viacom, Inc., 6.875%, 4/30/36	115,182
	300	Williams Cos., Inc., 7.875%, 9/1/21	247,500
	150	Wyeth, 5.95%, 4/1/37	121,776
	100	XTO Energy, Inc., 6.375%, 6/15/38	70,221

			29,534,453

	Emerging Market Bonds 0.3%
	260	Empresa Nacional de Electricidad SA (Chile), 8.35%, 8/1/13	264,213

	Mortgage Backed Securities 9.2%
	529	Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	516,084
	2,657	Federal National Mortgage Association, 5.50%, 4/1/36	2,597,319
	6,088	6.50%, 3/1/37 - 9/1/37	6,174,559
	500	Federal National Mortgage Association, TBA 6.00%, 11/13/08	499,688

			9,787,650

	Municipal Bonds 1.5%
	1,500	Gainesville Fla, Utils. Sys. Rev., Ser. A, F.S.A., 5.00%, 10/1/35	1,621,319

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	21

Portfolio of Investments

as of October 31, 2008 continued

Principal Amount (000)		Description	Value (Note 1)

	Sovereign Bonds 0.4%
USD	300	Republic of Panama, 7.25%, 3/15/15	$288,000
	300	Republic of Venezuela, 9.25%, 9/15/27	181,500

			469,500

	Structured Notes 0.6%
	250	Dow Jones CDX HY, Series 5-T3, 144A, 8.25%, 12/29/10	247,813
	500	Series 10-T, 144A, 8.875%, 6/29/13	415,000

			662,813

	United States Government Agency Securities 2.8%
	3,000	Federal Home Loan Mortgage Corp., 4.125%, 9/27/13	2,984,726

	United States Government Obligations 1.9%
	65	United States Treasury Bonds, 4.00%, 8/15/18	65,086
	1,986	United States Treasury Inflation Indexed Bonds, 2.00%, 1/15/14	1,819,480
	360	United States Treasury Strips, 4.908%, 11/15/21(e)	181,597

			2,066,163

		Total United States investments	56,696,350

		Total long-term investments (cost $115,423,705)	102,616,608

	SHORT-TERM INVESTMENTS 2.6%

Shares

	Affiliated Money Market Mutual Fund 1.0%
	1,082,717	Dryden Core Investment Fund - Taxable Money Market Series(a) (cost $1,082,717)	1,082,717

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Notional Amount (000)		Description	Value (Note 1)

	OUTSTANDING OPTIONS PURCHASED 1.6%

	Call Options 0.9%
EUR	2,579	Euro/Japanese Yen, expiring 7/21/09 @ 162.50	$33
ISK	16,483	Iceland Krona/Japanese Yen, expiring 7/3/09 @ 1.23	1,337
NZD	1,747	New Zealand Dollar/Japanese Yen, expiring 7/15/09 @ 75.50	26,875
USD	4,044	United States Dollar/Swiss Franc, expiring 5/1/09 @ 1.04	456,480
	2,500	United States Dollar/Japanese Yen, expiring 5/8/09 @ 102	71,175
	1,957	United States Dollar/Mexican Nuevo Peso, expiring 6/16/09 @ 10.775	20
	2,626	United States Dollar/Swiss Franc, expiring 8/7/09 @ 1.056	284,631
	2,598	United States Dollar/Japanese Yen, expiring 8/17/09 @ 107.8	65,548

		Total call options	906,099

	Put Options 0.7%
AUD	1,484	Australian Dollar/Japanese Yen expiring 8/12/09 @ 90.55	390,686
EUR	487	Euro/Iceland Krona, expiring 3/17/09 @ 124.50	1,835
	837	Euro/Norwegian Krone, expiring 6/16/09 @ 8.1255	14,768
	829	Euro/Romanian New Lei, expiring 7/7/09 @ 3.812	5,554
	854	Euro/Hungarian Forint, expiring 8/6/09 @ 243	17,108
	853	Euro/Polish New Zloty, expiring 8/6/09 @ 3.275	21,580
	898	Euro/Australian Dollar, expiring 9/10/09 @ 1.7805	40,412
CHF	1,398	Swiss Franc/Romanian New Lei expiring 8/5/09 @ 2.32	3,279
USD	1,393	United States Dollar/ Mexican Nuevo Peso, expiring 3/27/09 @ 11.18	26,082
	3,370	United States Dollar/Singapore Dollar, expiring 5/1/09 @ 1.339	24,480
	1,000	United States Dollar/Russian Rouble, expiring 6/25/09 @ 24.08	11,742
	1,000	United States Dollar/Argentine Peso, expiring 6/25/09 @ 3.406	12,579
	1,000	United States Dollar/Indian Rupee, expiring 6/25/09 @ 44.65	22,949
	1,000	United States Dollar/Colombian Peso, expiring 7/1/09 @ 2,047	10
	1,970	United States Dollar/Brazilian Real, expiring 6/29/09 @ 1.7505	22,236
	1,000	United States Dollar/Chilean Peso, expiring 8/6/09 @ 525.85	20,251
	1,315	United States Dollar/Indonesian Rupiah, expiring 1/16/09 @9,645	13
	1,327	United States Dollar/Mexican Nuevo Peso, expiring 8/6/09 @ 10.463	13
	1,306	United States Dollar/Indian Rupee, expiring 2/10/09 @43.4315	13
	6,000	United States Dollar/New Turkish Lira, expiring 8/6/09 @ 1.334	47,605

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	23

Portfolio of Investments

as of October 31, 2008 continued

Notional Amount (000)		Description	Value (Note 1)

	Put Options (cont’d.)
USD	1,301	United States Dollar/Malaysian Ringgit, expiring 8/12/09 @ 3.316	$4,735
	1,286	United States Dollar/Brazilian Real, expiring 8/27/09 @ 1.77	6,778
	1,067	United States Dollar/New Turkish Lira, expiring 10/29/09 @ 1.754	90,015

		Total put options	784,723

		Total options purchased (cost $2,469,593)	1,690,822

		Total short-term investments (cost $3,552,310)	2,773,539

		Total Investments, Before Options Written 98.8% (cost $118,976,015; Note 5)	105,390,147

	OUTSTANDING OPTIONS WRITTEN (0.5%)

	Put Options
AUD	1,484	Australian Dollar/Japanese Yen expiring 8/12/09 @90.55	(419,636)
USD	1,315	United States Dollar/Indonesian Rupiah, expiring 8/6/09 @9,645	(7,050)
	1,306	United States Dollar/Indian Rupee, expiring 8/6/09 @43.4315	(36,365)
	1,000	United States Dollar/Indian Rupee, expiring 6/25/09 @44.65	(8,094)
	500	United States Dollar/Colombian Peso, expiring 7/1/09 @ 2,047	(12,551)
	1,393	United States Dollar/Mexican Nuevo Peso, expiring 3/27/09 @ 11.18	(26,082)

		Total options written (premiums received $326,148)	(509,778)

		Total Investments, Net of Outstanding Options Written 98.3% (cost $118,649,867)	104,880,369
		Other assets in excess of liabilities(g) 1.7%	1,813,534

		Net Assets 100.0%	$106,693,903

Portfolio securities are classified according to the security’s currency denomination. The following abbreviations are used in the portfolio descriptions:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EGP—Egyptian Pound

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

ISK—Icelandic Krona

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Nuevo Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish New Zloty

RON—Romanian New Lei

RUB—Russian Rouble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TRY—New Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

VND—Vietnamese Dong

ZAR—South African Rand

CPI—Consumer Price Index

M.T.N.—Medium Term Note

F.S.A.—Financial Security Assurance

TBA—To Be Announced

PIK—Payment-In-Kind

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(b)	All or partial principal amount segregated as initial margin on financial futures contracts.
(c)	Indicates a security that has been deemed illiquid.
(d)	Variable rate instrument.
(e)	Represents a zero-coupon bond. Rate shown reflects effective yield at the time of purchase.
(f)	Represents issuer in default on interest payments; non-income producing security.

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	25

Portfolio of Investments

as of October 31, 2008 continued

(g)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, currency swaps, credit default swaps and interest rate swap agreements of:

Open futures contracts outstanding as of October 31, 2008:

Number of Contracts	Types	Expiration Date	Value at October 31, 2008	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
11	JPN 10 Yr. Bond	Dec. 08	$15,407,370	$15,379,225	$28,145
12	Long Gilt	Dec. 08	2,149,251	2,161,260	(12,009)
14	CAN 10 Yr. Bond	Dec. 08	1,361,205	1,376,817	(15,612)
61	Euro-Schatz	Dec. 08	8,242,413	8,053,865	188,548
70	Euro-BOBL	Dec. 08	10,012,108	9,759,428	252,680
71	Euro-Bond	Dec. 08	10,490,868	10,525,183	(34,315)

	Short Positions:
7	10-Yr. U.S. T-Notes	Dec. 08	791,547	803,351	11,804
9	Australian 10 Yr. Bond	Dec. 08	567,113	565,807	(1,306)
29	CBT Long Bond	Dec. 08	3,280,625	3,452,409	171,784
70	2-Yr. U.S. T-Notes	Dec. 08	15,037,969	14,994,914	(43,055)
105	5-Yr. U.S. T-Notes	Dec. 08	11,892,070	11,855,675	(36,395)

					$510,269

Forward foreign currency exchange contracts outstanding as of October 31, 2008:

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Argentine Peso,
Expiring 09/23/09	ARS	1,624,609	$437,900	$290,233	$—	$(147,667)
Australian Dollar,
Expiring 11/21/08	AUD	1,469,490	1,019,916	974,492	—	(45,424)
Expiring 11/21/08	AUD	253,678	162,100	168,226	6,126	—
Expiring 11/21/08	AUD	371,762	245,400	246,534	1,134	—
Brazilian Real,
Expiring 12/08/08	BRL	874,870	466,100	398,277	—	(67,823)
Expiring 12/08/08	BRL	358,984	195,100	163,424	—	(31,676)
Expiring 12/08/08	BRL	250,000	141,163	113,810	—	(27,353)
Expiring 12/08/08	BRL	633,538	374,100	288,413	—	(85,687)
Expiring 12/08/08	BRL	322,440	199,000	146,788	—	(52,212)
Expiring 12/08/08	BRL	714,280	425,800	325,169	—	(100,631)
Expiring 12/08/08	BRL	752,091	451,300	342,383	—	(108,917)

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Expiring 12/08/08	BRL	748,633	$451,800	$340,808	$—	$(110,992)
Expiring 12/08/08	BRL	1,118,151	642,800	509,028	—	(133,772)
Expiring 12/08/08	BRL	583,127	314,100	265,463	—	(48,637)
Expiring 12/08/08	BRL	1,124,870	594,226	512,087	—	(82,139)
Expiring 12/08/08	BRL	1,844,591	1,000,863	839,733	—	(161,130)
Expiring 11/03/08	BRL	1,275,268	598,717	587,914	—	(10,803)
Expiring 04/01/09	BRL	92,531	46,412	41,229	—	(5,183)
Expiring 04/01/09	BRL	678,728	296,000	302,416	6,416	—
Expiring 04/01/09	BRL	646,691	286,400	288,142	1,742	—
Expiring 04/01/09	BRL	1,574,413	743,700	701,500	—	(42,200)
Expiring 04/01/09	BRL	354,999	162,100	158,174	—	(3,926)
Expiring 07/01/09	BRL	511,559	268,535	226,906	—	(41,629)
British Pound,
Expiring 11/26/08	GBP	1,053,656	1,691,904	1,692,959	1,055	—
Expiring 11/26/08	GBP	98,417	162,300	158,132	—	(4,168)
Expiring 11/26/08	GBP	570,191	920,300	916,154	—	(4,146)
Canadian Dollar,
Expiring 11/20/08	CAD	164,729	139,200	136,641	—	(2,559)
Expiring 11/20/08	CAD	2,035,457	1,714,535	1,688,382	—	(26,153)
Expiring 11/20/08	CAD	405,864	326,100	336,658	10,558	—
Expiring 11/20/08	CAD	346,079	270,100	287,068	16,968	—
Expiring 11/20/08	CAD	447,935	362,700	371,555	8,855	—
Chilean Peso,
Expiring 12/23/08	CLP	169,459,400	312,800	251,064	—	(61,736)
Expiring 12/23/08	CLP	102,453,780	171,600	151,791	—	(19,809)
Expiring 12/23/08	CLP	812,972,563	1,314,426	1,204,467	—	(109,959)
Chinese Yuan Renminbi,
Expiring 11/14/08	CNY	4,150,251	605,876	605,233	—	(643)
Expiring 05/21/09	CNY	1,760,270	268,600	252,217	—	(16,383)
Expiring 05/21/09	CNY	3,752,153	576,766	537,619	—	(39,147)
Expiring 07/20/09	CNY	3,938,060	611,500	564,257	—	(47,243)
Expiring 08/24/09	CNY	8,580,312	1,289,400	1,229,412	—	(59,988)
Expiring 08/24/09	CNY	2,136,163	321,300	306,076	—	(15,224)
Colombian Peso,
Expiring 09/23/09	COP	415,567,800	187,700	168,144	—	(19,556)
Czech Koruna,
Expiring 11/24/08	CZK	5,291,990	262,213	280,972	18,759	—
Expiring 11/24/08	CZK	4,125,349	216,100	219,030	2,930	—
Euro,
Expiring 11/14/08	EUR	41,927	61,138	53,408	—	(7,730)
Expiring 11/14/08	EUR	58,660	85,848	74,725	—	(11,123)

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	27

Portfolio of Investments

as of October 31, 2008 continued

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Expiring 11/21/08	EUR	164,900	$207,499	$210,003	$2,504	$—
Expiring 11/21/08	EUR	206,200	258,510	262,599	4,089	—
Expiring 11/24/08	EUR	166,100	216,749	211,507	—	(5,242)
Expiring 11/24/08	EUR	336,600	439,239	428,616	—	(10,623)
Expiring 11/24/08	EUR	169,600	217,460	215,964	—	(1,496)
Expiring 11/24/08	EUR	195,100	251,493	248,434	—	(3,059)
Expiring 11/26/08	EUR	232,498	291,107	296,033	4,926	—
Expiring 11/26/08	EUR	18,125,337	23,214,569	23,078,473	—	(136,096)
Expiring 11/26/08	EUR	692,891	865,092	882,238	17,146	—
Expiring 11/26/08	EUR	427,000	542,059	543,687	1,628	—
Expiring 11/26/08	EUR	132,000	167,569	168,072	503	—
Expiring 11/26/08	EUR	332,500	480,582	423,739	—	(56,843)
Expiring 11/26/08	EUR	2,126,816	2,755,935	2,708,014	—	(47,921)
Expiring 12/29/08	EUR	115,487	147,993	146,971	—	(1,022)
Expiring 05/05/09	EUR	41,652	60,429	52,904	—	(7,525)
Expiring 05/07/09	EUR	180,900	265,389	229,773	—	(35,616)
Expiring 09/14/09	EUR	359,280	503,704	456,344	—	(47,360)
Hungarian Forint,
Expiring 11/24/08	HUF	23,369,184	105,131	114,330	9,199	—
Expiring 11/24/08	HUF	74,419,750	343,266	364,088	20,822	—
Expiring 11/24/08	HUF	45,012,400	217,877	220,217	2,340	—
Expiring 11/24/08	HUF	53,429,675	267,793	261,397	—	(6,396)
Icelandic Krona,
Expiring 11/03/08	ISK	5,565,690	60,650	46,133	—	(14,517)
Expiring 12/23/08	ISK	23,094,912	250,414	189,936	—	(60,478)
Expiring 12/23/08	ISK	57,967,000	343,000	476,730	133,730	—
Expiring 05/29/09	ISK	15,913,575	198,300	126,943	—	(71,357)
Expiring 05/29/09	ISK	3,313,035	39,799	26,428	—	(13,371)
Expiring 05/29/09	ISK	10,865,725	128,765	86,676	—	(42,089)
Indian Rupee,
Expiring 06/29/09	INR	21,792,810	484,500	435,900	—	(48,600)
Expiring 08/10/09	INR	19,756,770	437,000	395,175	—	(41,825)
Indonesian Rupiah,
Expiring 12/24/08	IDR	2,342,592,000	249,000	211,192	—	(37,808)
Expiring 12/24/08	IDR	2,079,590,000	205,900	187,481	—	(18,419)
Japanese Yen,
Expiring 11/20/08	JPY	22,427,000	231,699	227,825	—	(3,874)
Expiring 11/21/08	JPY	31,785,291	328,408	322,902	—	(5,506)
Expiring 11/26/08	JPY	1,670,758,180	17,321,310	16,976,026	—	(345,284)
Expiring 11/26/08	JPY	30,257,020	307,432	307,432	—	—

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Expiring 11/26/08	JPY	31,492,578	$320,347	$319,986	$—	$(361)
Expiring 11/26/08	JPY	109,201,753	1,115,399	1,109,563	—	(5,836)
Malaysian Ringgit,
Expiring 11/28/08	MYR	1,332,177	401,500	374,949	—	(26,551)
Expiring 11/28/08	MYR	840,132	259,300	236,460	—	(22,840)
Expiring 11/28/08	MYR	953,705	276,300	268,425	—	(7,875)
Expiring 11/28/08	MYR	636,087	186,700	179,030	—	(7,670)
Expiring 11/28/08	MYR	1,332,177	401,500	374,948	—	(26,552)
Expiring 11/28/08	MYR	840,132	259,300	236,460	—	(22,840)
Expiring 02/03/09	MYR	1,147,623	324,600	323,560	—	(1,040)
Mexican Nuevo Peso,
Expiring 11/20/08	MXN	7,290,860	553,596	563,221	9,625	—
Expiring 11/20/08	MXN	2,134,841	162,100	164,917	2,817	—
Expiring 11/20/08	MXN	2,823,347	216,100	218,104	2,004	—
Norwegian Krone,
Expiring 11/24/08	NOK	1,000,261	152,700	148,224	—	(4,476)
Expiring 11/24/08	NOK	1,181,382	163,400	175,063	11,663	—
Expiring 11/24/08	NOK	1,627,679	235,754	241,198	5,444	—
Expiring 11/24/08	NOK	1,595,132	228,300	236,375	8,075	—
New Taiwan Dollar,
Expiring 01/15/09	TWD	7,330,742	229,100	223,498	—	(5,602)
Expiring 01/15/09	TWD	92,330,495	2,861,275	2,814,955	—	(46,320)
Expiring 01/23/09	TWD	14,809,609	467,475	451,650	—	(15,825)
Expiring 01/23/09	TWD	6,746,225	224,500	205,740	—	(18,760)
Expiring 01/23/09	TWD	8,063,384	264,200	245,910	—	(18,290)
Expiring 01/23/09	TWD	14,809,609	467,475	451,650	—	(15,825)
New Zealand Dollar,
Expiring 11/21/08	NZD	862,378	535,203	500,843	—	(34,360)
Expiring 11/21/08	NZD	287,200	162,339	166,797	4,458	—
Expiring 11/21/08	NZD	567,433	330,700	329,548	—	(1,152)
New Turkish Lira,
Expiring 11/04/08	TRY	775,580	506,376	501,710	—	(4,666)
Expiring 11/25/08	TRY	252,390	162,100	161,977	—	(123)
Expiring 11/25/08	TRY	817,702	533,400	524,780	—	(8,620)
Expiring 11/26/08	TRY	1,692,603	1,080,500	1,085,857	5,357	—
Peruvian Nuevo Sol,
Expiring 11/06/08	PEN	1,850,598	672,700	601,271	—	(71,429)
Expiring 11/06/08	PEN	545,127	198,300	177,115	—	(21,185)
Expiring 11/06/08	PEN	918,195	337,200	298,327	—	(38,873)
Expiring 02/23/09	PEN	1,312,200	451,300	420,088	—	(31,212)
Expiring 07/02/09	PEN	781,836	263,200	248,367	—	(14,833)

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	29

Portfolio of Investments

as of October 31, 2008 continued

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Philippine Peso,
Expiring 11/21/08	PHP	17,725,946	$408,950	$362,071	$—	$(46,879)
Expiring 11/21/08	PHP	7,904,820	191,400	161,464	—	(29,936)
Expiring 11/21/08	PHP	14,682,344	324,400	299,902	—	(24,498)
Expiring 11/21/08	PHP	9,349,675	206,577	190,977	—	(15,600)
Expiring 11/21/08	PHP	17,725,946	408,950	362,071	—	(46,879)
Expiring 11/21/08	PHP	7,904,820	191,400	161,464	—	(29,936)
Expiring 11/21/08	PHP	9,283,680	214,900	189,629	—	(25,271)
Expiring 12/22/08	PHP	14,526,432	312,800	296,583	—	(16,217)
Expiring 07/08/09	PHP	9,599,085	208,449	195,381	—	(13,068)
Expiring 10/14/09	PHP	11,118,223	229,100	226,302	—	(2,798)
Polish Zloty,
Expiring 11/24/08	PLN	360,423	117,874	129,996	12,122	—
Expiring 11/24/08	PLN	264,000	85,841	95,219	9,378	—
Expiring 11/24/08	PLN	1,200,005	435,289	432,815	—	(2,474)
Romanian New Lei,
Expiring 11/24/08	RON	650,977	217,453	224,479	7,026	—
Expiring 11/24/08	RON	466,066	164,913	160,715	—	(4,198)
Russian Rouble,
Expiring 11/14/08	RUB	3,296,983	128,600	119,849	—	(8,751)
Expiring 12/26/08	RUB	5,196,180	206,500	180,093	—	(26,407)
Expiring 12/29/08	RUB	4,252,226	168,305	146,877	—	(21,428)
Expiring 05/05/09	RUB	8,218,252	336,400	265,372	—	(71,028)
Expiring 05/07/09	RUB	8,043,192	335,420	259,719	—	(75,701)
Expiring 08/07/09	RUB	3,854,685	160,545	124,470	—	(36,075)
Expiring 08/07/09	RUB	3,101,984	130,714	100,165	—	(30,549)
Singapore Dollar,
Expiring 11/21/08	SGD	4,332,530	2,934,259	2,923,188	—	(11,071)
South African Rand,
Expiring 11/26/08	ZAR	113,702	10,335	11,548	1,213	—
Expiring 11/26/08	ZAR	3,422,742	324,200	347,627	23,427	—
Expiring 11/26/08	ZAR	1,132,618	108,100	115,033	6,933	—
Expiring 11/26/08	ZAR	1,632,480	160,000	165,801	5,801	—
South Korean Won,
Expiring 11/06/08	KRW	173,414,200	168,200	134,477	—	(33,723)
Expiring 11/06/08	KRW	253,483,200	242,800	196,568	—	(46,232)
Expiring 11/06/08	KRW	1,274,783,872	1,250,438	988,554	—	(261,884)
Expiring 11/06/08	KRW	253,483,200	242,800	196,568	—	(46,232)
Expiring 11/28/08	KRW	224,913,750	162,100	175,110	13,010	—
Expiring 12/08/08	KRW	286,145,670	255,100	223,073	—	(32,027)

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Expiring 09/29/09	KRW	428,463,360	$374,400	$338,184	$—	$(36,216)
Expiring 10/14/09	KRW	285,984,025	213,700	225,726	12,026	—
Swedish Krona,
Expiring 11/24/08	SEK	1,977,635	252,299	254,659	2,360	—
Expiring 11/24/08	SEK	1,662,088	217,400	214,029	—	(3,371)
Swiss Franc,
Expiring 11/24/08	CHF	6,141,105	5,290,239	5,297,216	6,977	—
Expiring 11/24/08	CHF	315,555	271,913	272,192	279	—
Expiring 11/24/08	CHF	315,994	270,700	272,571	1,871	—
Thailand Baht,
Expiring 12/12/08	THB	11,081,993	321,870	314,508	—	(7,362)
Expiring 12/24/08	THB	10,580,800	311,200	299,977	—	(11,223)
Expiring 06/18/09	THB	8,844,240	259,590	248,434	—	(11,156)
Vietnamese Dong,
Expiring 03/10/09	VND	5,118,133,000	334,300	304,198	—	(30,102)

			$107,966,522	$104,042,715	$423,296	$(4,347,103)

Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Australian Dollar,
Expiring 11/21/08	AUD	506,700	$328,408	$336,018	$—	$(7,610)
Expiring 11/21/08	AUD	345,883	216,246	229,372	—	(13,126)
Expiring 11/21/08	AUD	429,659	258,510	284,928	—	(26,418)
Expiring 09/14/09	AUD	639,734	503,704	419,999	83,705	—
Brazilian Real,
Expiring 12/08/08	BRL	583,784	325,500	265,763	59,737	—
Expiring 12/08/08	BRL	459,953	265,255	209,389	55,866	—
Expiring 12/08/08	BRL	453,492	265,200	206,448	58,752	—
Expiring 12/08/08	BRL	651,442	397,900	296,563	101,337	—
Expiring 12/08/08	BRL	765,336	459,500	348,412	111,088	—
Expiring 12/08/08	BRL	769,984	459,500	350,528	108,972	—
Expiring 12/08/08	BRL	1,091,160	649,500	496,741	152,759	—
Expiring 12/08/08	BRL	1,518,332	896,300	691,207	205,093	—
Expiring 12/08/08	BRL	588,959	316,900	268,118	48,782	—
Expiring 12/08/08	BRL	592,079	314,100	269,538	44,562	—
Expiring 12/08/08	BRL	726,183	380,300	330,588	49,712	—
Expiring 12/08/08	BRL	1,124,870	594,226	512,087	82,139	—
Expiring 04/01/09	BRL	935,280	389,700	416,726	—	(27,026)
Expiring 04/01/09	BRL	958,662	389,700	427,144	—	(37,444)

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	31

Portfolio of Investments

as of October 31, 2008 continued

Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Expiring 07/01/09	BRL	1,753,300	$1,000,000	$777,689	$222,311	$—
Expiring 07/01/09	BRL	606,013	238,400	268,801	—	(30,401)
Expiring 07/01/09	BRL	589,325	238,400	261,399	—	(22,999)
British Pound,
Expiring 11/24/08	GBP	168,800	271,912	271,253	659	—
Expiring 11/26/08	GBP	130,172	209,023	209,154	—	(131)
Expiring 11/26/08	GBP	11,088	17,574	17,816	—	(242)
Expiring 11/26/08	GBP	100,346	162,300	161,231	1,069	—
Canadian Dollar,
Expiring 11/20/08	CAD	326,067	272,700	270,468	2,232	—
Expiring 11/20/08	CAD	413,756	326,100	343,204	—	(17,104)
Chilean Peso,
Expiring 12/22/08	CLP	984,588,667	1,808,078	1,458,882	349,196	—
Chinese Yuan,
Expiring 01/23/09	CNY	7,197,939	1,084,190	1,038,486	45,704	—
Expiring 05/21/09	CNY	3,263,297	490,500	467,575	22,925	—
Expiring 07/20/09	CNY	3,186,646	484,300	456,592	27,708	—
Czech Koruna,
Expiring 11/24/08	CZK	5,291,990	273,700	280,972	—	(7,272)
Expiring 11/24/08	CZK	2,037,067	108,050	108,156	—	(106)
Danish Krone,
Expiring 11/24/08	DKK	1,364,511	234,877	233,138	1,739	—
Euro,
Expiring 11/03/08	EUR	42,600	60,650	54,290	6,360	—
Expiring 11/03/08	EUR	2,126,816	2,757,630	2,710,422	47,208	—
Expiring 11/24/08	EUR	84,800	105,131	107,982	—	(2,851)
Expiring 11/24/08	EUR	178,200	235,754	226,915	8,839	—
Expiring 11/24/08	EUR	94,500	117,874	120,333	—	(2,459)
Expiring 11/24/08	EUR	273,100	343,267	347,757	—	(4,490)
Expiring 11/24/08	EUR	171,400	217,453	218,255	—	(802)
Expiring 11/24/08	EUR	172,000	217,877	219,020	—	(1,143)
Expiring 11/24/08	EUR	124,800	164,913	158,917	5,996	—
Expiring 11/24/08	EUR	332,900	435,289	423,905	11,384	—
Expiring 11/24/08	EUR	208,100	267,793	264,988	2,805	—
Expiring 11/26/08	EUR	247,400	307,432	315,007	—	(7,575)
Expiring 11/26/08	EUR	290,536	368,100	369,931	—	(1,831)
Expiring 11/26/08	EUR	247,700	320,347	315,389	4,958	—
Expiring 12/23/08	EUR	175,600	250,414	223,489	26,925	—
Expiring 12/29/08	EUR	114,800	168,305	146,097	22,208	—
Expiring 05/07/09	EUR	216,500	335,420	274,990	60,430	—
Expiring 05/29/08	EUR	87,100	128,765	110,631	18,134	—

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Expiring 05/29/09	EUR	25,300	$39,799	$32,135	$7,664	$—
Expiring 08/07/09	EUR	84,800	130,714	107,710	23,004	—
Hungarian Forint,
Expiring 11/24/08	HUF	46,092,750	216,749	225,502	—	(8,753)
Expiring 11/24/08	HUF	523,059,731	2,464,357	2,558,994	—	(94,637)
Icelandic Krona,
Expiring 11/03/08	ISK	56,310,990	607,061	466,755	140,306	—
Expiring 11/03/08	ISK	47,381,250	480,582	392,737	87,845	—
Indian Rupee,
Expiring 08/10/09	INR	38,758,899	751,141	775,256	—	(24,115)
Japanese Yen,
Expiring 11/05/08	JPY	109,201,753	1,114,417	1,108,733	5,684	—
Expiring 11/21/08	JPY	15,738,560	162,339	159,886	2,453	—
Expiring 11/26/08	JPY	26,052,070	273,800	264,707	9,093	—
Expiring 11/26/08	JPY	191,413,352	2,009,800	1,944,888	64,912	—
Expiring 11/26/08	JPY	52,922,380	542,059	537,727	4,332	—
Expiring 11/26/08	JPY	15,904,680	167,569	161,602	5,967	—
Expiring 11/26/08	JPY	155,994,043	1,600,300	1,585,004	15,296	—
Expiring 11/26/08	JPY	8,514,079	86,600	86,509	91	—
Malaysian Ringgit,
Expiring 11/28/08	MYR	526,265	161,100	148,120	12,980	—
Expiring 11/28/08	MYR	1,332,177	401,500	374,949	26,551	—
Expiring 11/28/08	MYR	840,132	259,300	236,460	22,840	—
Expiring 11/28/08	MYR	830,762	237,700	233,822	3,878	—
Expiring 08/14/09	MYR	2,159,494	650,450	610,717	39,733	—
Expiring 08/14/09	MYR	386,754	109,500	109,376	124	—
Mexican Peso,
Expiring 11/20/08	MXN	3,321,288	231,699	256,571	—	(24,872)
New Taiwan Dollar,
Expiring 1/15/09	TWD	7,480,396	228,723	228,061	662	—
Expiring 1/23/09	TWD	69,275,456	2,317,137	2,112,701	204,436	—
Expiring 1/23/09	TWD	6,746,225	224,500	205,740	18,760	—
Expiring 1/23/09	TWD	8,063,384	264,200	245,910	18,290	—
Expiring 1/23/09	TWD	14,809,609	467,475	451,650	15,825	—
Expiring 1/23/09	TWD	6,746,225	224,500	205,740	18,760	—
Expiring 1/23/09	TWD	8,063,384	264,200	245,910	18,290	—
Expiring 1/23/09	TWD	14,809,609	467,475	451,650	15,825	—
Expiring 1/23/09	TWD	8,095,776	249,600	246,898	2,702	—
New Zealand Dollar,
Expiring 11/21/08	NZD	375,744	217,800	218,221	—	(421)
Expiring 11/21/08	NZD	378,693	207,499	219,933	—	(12,434)

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	33

Portfolio of Investments

as of October 31, 2008 continued

Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
New Turkish Lira,
Expiring 11/25/08	TRY	4,959,126	$3,138,092	$3,182,639	$—	$(44,547)
Expiring 11/26/08	TRY	775,580	501,844	497,558	4,286	—
Norwegian Krone,
Expiring 11/24/08	NOK	5,872,369	828,642	870,199	—	(41,557)
Peruvian Nuevo Sol,
Expiring 11/06/08	PEN	918,196	337,200	298,328	38,872	—
Expiring 11/06/08	PEN	1,477,529	513,834	480,059	33,775	—
Expiring 11/06/08	PEN	918,196	337,200	298,328	38,872	—
Expiring 02/23/09	PEN	1,389,101	451,300	444,707	6,593	—
Expiring 07/02/09	PEN	781,836	269,134	248,367	20,767	—
Philippine Peso,
Expiring 11/21/08	PHP	7,698,561	181,100	157,251	23,849	—
Expiring 11/21/08	PHP	9,283,680	214,900	189,629	25,271	—
Expiring 11/21/08	PHP	17,998,200	405,000	367,632	37,368	—
Expiring 11/21/08	PHP	14,682,344	312,390	299,902	12,488	—
Expiring 11/21/08	PHP	17,725,946	408,950	362,071	46,879	—
Expiring 11/21/08	PHP	7,904,820	191,400	161,464	29,936	—
Expiring 11/21/08	PHP	9,283,680	214,900	189,629	25,271	—
Expiring 12/22/08	PHP	14,526,432	299,514	296,583	2,931	—
Expiring 07/08/09	PHP	9,599,085	195,700	195,381	319	—
Expiring 10/14/09	PHP	11,118,223	220,381	226,302	—	(5,921)
Polish Zloty,
Expiring 11/24/08	PLN	1,238,183	439,239	446,585	—	(7,346)
Expiring 11/24/08	PLN	3,883,168	1,320,132	1,400,571	—	(80,439)
Expiring 11/24/08	PLN	649,704	217,460	234,333	—	(16,873)
Romanian New Lei,
Expiring 11/24/08	RON	490,869	167,133	169,269	—	(2,136)
Expiring 11/24/08	RON	769,279	251,493	265,274	—	(13,781)
Russian Rouble,
Expiring 11/14/08	RUB	1,522,782	61,138	55,355	5,783	—
Expiring 11/14/08	RUB	2,142,263	85,848	77,873	7,975	—
Expiring 11/14/08	RUB	2,627,671	106,040	95,519	10,521	—
Expiring 12/26/08	RUB	5,196,180	181,431	180,093	1,338	—
Expiring 12/29/08	RUB	4,252,226	147,993	146,877	1,116	—
Expiring 05/05/09	RUB	6,695,470	269,900	216,200	53,700	—
Expiring 05/05/09	RUB	1,522,782	60,429	49,171	11,258	—
Expiring 05/07/09	RUB	6,604,261	265,389	213,255	52,134	—
Expiring 05/07/09	RUB	1,438,930	56,875	46,464	10,411	—
Expiring 08/07/09	RUB	4,735,174	190,435	152,901	37,534	—
Expiring 08/07/09	RUB	2,221,495	87,186	71,733	15,453	—

See Notes to Financial Statements.

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Sales Contracts	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2008	Unrealized Appreciation	Unrealized (Depreciation)
Singapore Dollar,
Expiring 11/21/08	SGD	663,601	$445,400	$447,737	$—	$(2,337)
Expiring 11/21/08	SGD	2,672,475	1,785,340	1,803,138	—	(17,798)
South Korean Won,
Expiring 09/29/09	KRW	219,828,960	187,200	173,510	13,690	—
Expiring 09/29/09	KRW	208,634,400	169,257	164,675	4,582	—
Expiring 11/06/08	KRW	271,457,544	269,600	210,507	59,093	—
Expiring 11/06/08	KRW	272,759,760	269,100	211,516	57,584	—
Expiring 11/06/08	KRW	136,841,645	134,500	106,116	28,384	—
Expiring 11/06/08	KRW	341,732,651	326,626	265,003	61,623	—
Expiring 11/06/08	KRW	135,025,330	134,200	104,708	29,492	—
Expiring 11/06/08	KRW	276,420,600	271,800	214,355	57,445	—
Expiring 11/06/08	KRW	267,443,742	261,201	207,394	53,807	—
Expiring 11/06/08	KRW	253,483,200	242,800	196,568	46,232	—
Expiring 11/28/08	KRW	103,744,000	81,050	80,771	279	—
Expiring 12/08/08	KRW	140,202,990	127,800	109,299	18,501	—
Expiring 12/08/08	KRW	145,942,680	131,178	113,774	17,404	—
Expiring 10/14/09	KRW	151,385,500	116,900	119,488	—	(2,588)
Expiring 10/14/09	KRW	134,598,525	101,240	106,238	—	(4,998)
Swedish Krona,
Expiring 11/24/08	SEK	979,826	130,400	126,171	4,229	—
Swiss Franc,
Expiring 11/24/08	CHF	234,904	204,300	202,624	1,676	—
Thailand Baht,
Expiring 12/12/08	THB	11,081,993	316,900	314,508	2,392	—
Expiring 12/24/08	THB	10,580,800	306,246	299,978	6,268	—
Expiring 04/30/09	THB	9,642,570	270,100	270,859	—	(759)
Expiring 06/18/09	THB	8,844,240	258,000	248,434	9,566	—
Vietnamese Dong
Expiring 03/10/09	VND	5,118,133,000	319,285	304,198	15,087	—

			$59,054,637	$55,792,348	$3,879,631	$(617,342)

Currency swap agreement outstanding as of October 31, 2008:

Counterparty(a)	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation
Citibank, NA	6/30/2009	TRY	708	19.30%	3 Month LIBOR	$61,732

(a)	The Fund receives a fixed rate in New Turkish Lira and pays a floating rate in U.S. Dollar.

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	35

Portfolio of Investments

as of October 31, 2008 continued

Credit default swap agreements outstanding as of October 31, 2008:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Sell Protection:
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	$300	1.90%	Texas Competitive Electric Holdings Co., 6.235%, due 10/10/14	$(3,706)
Buy Protection:
Merrill Lynch Capital Services(b)	9/20/2016	90	1.73%	Tyson Foods, Inc., 6.85%, 04/01/16	9,165

					$5,459

(a)	The Fund receives a fixed rate and pays a floating rate.
(b)	The Fund pays a fixed rate and receives a floating rate.

Interest rate swap agreements outstanding as of October 31, 2008:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.(b)	11/3/2010	$2,115	2.716%	3 Month LIBOR	$669
Merrill Lynch Capital Services(b)	10/10/2013	1,210	3.784%	3 Month LIBOR	(2,089)
Citibank, NA(b)	10/20/2013	1,210	4.059%	3 Month LIBOR	12,855
Deutsche Bank AG(a)	8/15/2015	810	3.712%	3 Month LIBOR	19,735
Merrill Lynch Capital Services(a)	5/15/2016	1,210	4.397%	3 Month LIBOR	(12,943)
Deutsche Bank AG(a)	5/15/2016	540	4.490%	3 Month LIBOR	(8,967)

					$9,260

(a)	The Fund pays the fixed rate and receives the floating rate.
(b)	The Fund receives a fixed rate and pays a floating rate.

The industry classification of portfolio holdings, written options and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2008 was as follows:

Foreign Government Obligations	40.2%
Mortgage Backed Securities	9.2
Collateralized Mortgage-Backed Securities	7.7
Banking	3.1
Healthcare & Pharmaceutical	3.1

See Notes to Financial Statements.

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United States Government Agency Securities	2.8%
Telecommunications	2.4
Non Corporate	2.3
Technology	2.0
United States Government Obligations	1.9
Electric	1.8
Capital Goods	1.6
Municipal Bonds	1.5
Options	1.5
Pipelines & Others	1.5
Non Captive Finance	1.3
Energy—Other	1.2
Insurance	1.2
Foods	1.1
Affiliated Money Market Mutual Fund	1.0
Brokerage	1.0
Chemicals	1.0
Airlines	0.9
Retailers	0.9
Asset-Backed Securities	0.8
Paper	0.7
Structured Notes	0.6
Building Materials & Construction	0.5
Gaming	0.5
Media & Entertainment	0.5
Real Estate Investment Trusts	0.5
Tobacco	0.5
Consumer	0.4
Healthcare Insurance	0.4
Cable	0.3
Lodging	0.3
Metals	0.3
Aerospace/Defense	0.2
Energy—Integrated	0.1

98.8
Written Options	(0.5)
Other assets in excess of liabilities	1.7

Net Assets	100.0%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	37

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments, at value:
Unaffiliated investments (cost $117,893,298)	$104,307,430
Affiliated investments (cost $1,082,717)	1,082,717
Cash	6,866
Receivable for investments sold	6,734,494
Unrealized appreciation on forward foreign currency contracts	4,302,927
Dividends and interest receivable	1,632,574
Unrealized appreciation on swaps	104,156
Receivable for Fund shares sold	20,965
Prepaid expenses	20,089
Dividend reclaim receivable	2,606
Premium for swaps purchased	137

Total assets	118,214,961

Liabilities
Payable for investments purchased	5,303,036
Unrealized depreciation on forward foreign currency contracts	4,964,445
Written options outstanding, at value (premiums received $326,148)	509,778
Payable to custodian	204,939
Accrued expenses	146,113
Payable to broker—variation margin	136,067
Payable for Fund shares reacquired	113,496
Management fee payable	62,167
Unrealized depreciation on swaps	27,705
Distribution fee payable	27,487
Affiliated transfer agent fee payable	24,100
Deferred directors’ fees	1,725

Total liabilities	11,521,058

Net Assets	$106,693,903

Net assets were comprised of:
Common stock, at par	$185,185
Paid-in capital in excess of par	138,799,112

138,984,297
Undistributed net investment income	114,094
Accumulated net realized loss on investment and foreign currency transactions	(18,357,927)
Net unrealized depreciation on investments and foreign currencies	(14,046,561)

Net assets, October 31, 2008	$106,693,903

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($97,893,607 ÷ 16,989,351 shares of common stock issued and outstanding)	$5.76
Maximum sales charge (4.50% of offering price)	.27

Maximum offering price to public	$6.03

Class B
Net asset value, offering price and redemption price per share
($3,275,273 ÷ 568,947 shares of common stock issued and outstanding)	$5.76

Class C
Net asset value, offering price and redemption price per share
($3,702,394 ÷ 644,891 shares of common stock issued and outstanding)	$5.74

Class Z
Net asset value, offering price and redemption price per share
($1,822,629 ÷ 315,331 shares of common stock issued and outstanding)	$5.78

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	39

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Interest (net of foreign withholding taxes of $78,014)	$7,544,557
Affiliated dividend income	121,416

Total income	7,665,973

Expenses
Management fee	842,945
Distribution fee—Class A	299,007
Distribution fee—Class B	39,584
Distribution fee—Class C	29,810
Custodian’s fees and expenses	248,000
Transfer agent’s fee and expenses (including affiliated expense of $104,400)	246,000
Registration fees	58,000
Audit fee	51,000
Reports to shareholders	48,000
Legal fees and expenses	21,000
Directors’ fees	13,000
Insurance	2,000
Miscellaneous	11,771

Total expenses	1,910,117
Less: expense subsidy (Note 2)	(99,097)

Net expenses	1,811,020

Net investment income	5,854,953

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,381,809
Foreign currency transactions	(978,019)
Financial futures contracts transactions	(2,634,600)
Written options	966,541
Swap transactions	1,096,899

832,630

Net change in unrealized appreciation (depreciation) on:
Investments	(20,567,736)
Foreign currencies	(1,211,050)
Financial futures contracts	632,515
Written options	190,987
Swaps	(911,967)

(21,867,251)

Net loss on investments	(21,034,621)

Net Decrease In Net Assets Resulting From Operations	$(15,179,668)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2008	Ten Months Ended October 31, 2007	Year Ended December 31, 2006
Decrease In Net Assets
Operations:
Net investment income	$5,854,953	$3,919,673	$4,241,492
Net realized gain (loss) on investment and foreign currency transactions	832,630	2,825,513	(909,283)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(21,867,251)	2,889,854	4,471,511

Net increase (decrease) in net assets resulting from operations	(15,179,668)	9,635,040	7,803,720

Dividends (Note 1)
Dividends from net investment income*
Class A	(7,694,837)	(3,858,296)	(3,614,157)
Class B	(212,599)	(91,144)	(93,686)
Class C	(223,952)	(36,918)	(33,943)
Class Z	(142,331)	(69,341)	(86,550)

	(8,273,719)	(4,055,699)	(3,828,336)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	18,635,568	4,745,485	4,884,244
Net asset value of shares issued in reinvestment of dividends	5,282,427	2,483,065	2,256,270
Cost of shares reacquired	(24,532,394)	(20,612,262)	(35,038,483)

Net decrease in net assets from Fund share transactions	(614,399)	(13,383,712)	(27,897,969)

Total decrease	(24,067,786)	(7,804,371)	(23,922,585)

Net Assets
Beginning of period	130,761,689	138,566,060	162,488,645

End of period(a)	$106,693,903	$130,761,689	$138,566,060

(a) Includes undistributed net investment income of:	$114,094	$—	$—

*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	41

Notes to Financial Statements

Dryden Global Total Return Fund, Inc. (the “Fund”), is an open-end, non-diversified management investment company. The Fund’s investment objective is to seek total return made up of current income and capital appreciation.

The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

The Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such

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exchange. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2008, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Dryden Global Total Return Fund, Inc.	43

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses resulting from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

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The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

Dryden Global Total Return Fund, Inc.	45

Notes to Financial Statements

continued

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund may enter into interest rate swap agreements, forward spread lock swap agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. Payments received or paid by the Fund are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest

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payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency and American International Group (AIG). On September 7, 2008, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend funds to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dryden Global Total Return Fund, Inc.	47

Notes to Financial Statements

continued

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .65 of 1% of the Fund’s average daily net assets up to $1 billion and .60 of 1% of such assets in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended October 31, 2008.

PI has voluntarily agreed to reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of the Class A, B, C, and Z shares, respectively, which for the year ended October 31, 2008 amounted to $99,097.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Through February 28, 2010, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has received approximately $69,300 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2008, it received approximately $200, $6,900 and $1,800 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of ..06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not utilize the line of credit during the year ended October 31, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities LLC (“Wachovia”) and First

Dryden Global Total Return Fund, Inc.	49

Notes to Financial Statements

continued

Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2008 the Fund incurred approximately $81,000 in total networking fees of which approximately $29,100 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding U.S. Government securities and short-term investments, for the year ended October 31, 2008, aggregated $356,846,848 and $361,264,044, respectively.

Transactions in options written during the year ended October 31, 2008, were as follows:

	Contracts	Premiums Received
Options outstanding at October 31, 2007	4,069,800	$408,819
Options written	12,648,900	906,422
Options closed	(1,269,800)	(14,019)
Options expired	(8,450,500)	(975,074)

Options outstanding at October 31, 2008	6,998,400	$326,148

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date.

In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of

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par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par.

For the year ended October 31, 2008, the adjustments were to increase undistributed net investment income by $4,204,251, decrease accumulated net realized loss on investment and foreign currency transactions by $869,283 and decrease paid-in capital in excess of par by $5,073,534, due to reclassification of foreign currency gain, reclass of paydown gain (loss), differences in the treatment of premium amortization, expiration of capital loss carryforward and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statements of Changes in Net Assets was $8,273,719 of ordinary income for the year ended October 31, 2008. The tax character of dividends paid was $4,055,699 of ordinary income for the ten-month period ended October 31, 2007. The tax character of dividends paid was $3,828,336 of ordinary income for the year ended December 31, 2006.

As of October 31, 2008, the Fund had accumulated undistributed ordinary income of $1,408,352.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2008, of approximately $18,370,800, of which $3,491,000 expires in 2009, $7,581,800 expires in 2010 $2,252,000 expires in 2014, $279,500 expires in 2015 and $4,766,500 expires in 2016. During the year ended October 31, 2008, approximately $5,073,400 of the capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$121,240,788	$2,024,717	$(17,875,358)	$(15,850,641)	$524,411	$(15,326,230)

The differences between book and tax basis are primarily attributable to the deferred losses on wash sales, difference in the treatment of amortization of premiums and

Dryden Global Total Return Fund, Inc.	51

Notes to Financial Statements

continued

deferred losses on straddles. Other cost basis adjustments are attributable to short sales, mark-to-market of receivables and payables, swaps, future contracts, forward currency contracts and written options.

Management has analyzed the Fund’s tax positions taken on the federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	1,440,888	$9,951,088
Shares issued in reinvestment of dividends	711,008	4,791,278
Shares reacquired	(2,830,700)	(19,045,702)

Net increase (decrease) in shares outstanding before conversion	(678,804)	(4,303,336)
Shares issued upon conversion from Class B	112,019	768,285

Net increase (decrease) in shares outstanding	(566,785)	$(3,535,051)

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Class A	Shares	Amount
Ten months ended October 31, 2007:
Shares sold	312,593	$2,106,453
Shares issued in reinvestment of dividends	346,202	2,300,707
Shares reacquired	(2,806,027)	(18,770,109)

Net increase (decrease) in shares outstanding before conversion	(2,147,232)	(14,362,949)
Shares issued upon conversion from Class B	62,120	415,994

Net increase (decrease) in shares outstanding	(2,085,112)	$(13,946,955)

Year ended December 31, 2006:
Shares sold	379,386	$2,493,278
Shares issued in reinvestment of dividends	320,548	2,059,666
Shares reacquired	(4,435,567)	(28,984,259)

Net increase (decrease) in shares outstanding before conversion	(3,735,633)	(24,431,315)
Shares issued upon conversion from Class B	117,182	764,742

Net increase (decrease) in shares outstanding	(3,618,451)	$(23,666,573)

Class B
Year ended October 31, 2008:
Shares sold	398,400	$2,739,772
Shares issued in reinvestment of dividends	26,920	181,099
Shares reacquired	(246,423)	(1,617,516)

Net increase (decrease) in shares outstanding before conversion	178,897	1,303,355
Shares reacquired upon conversion into Class A	(112,301)	(768,285)

Net increase (decrease) in shares outstanding	66,596	$535,070

Ten months ended October 31, 2007:
Shares sold	75,724	$508,504
Shares issued in reinvestment of dividends	12,531	83,193
Shares reacquired	(103,025)	(686,774)

Net increase (decrease) in shares outstanding before conversion	(14,770)	(95,077)
Shares reacquired upon conversion into Class A	(62,306)	(415,994)

Net increase (decrease) in shares outstanding	(77,076)	$(511,071)

Year ended December 31, 2006:
Shares sold	62,707	$411,970
Shares issued in reinvestment of dividends	13,036	83,785
Shares reacquired	(225,722)	(1,476,111)

Net increase (decrease) in shares outstanding before conversion	(149,979)	(980,356)
Shares reacquired upon conversion into Class A	(117,207)	(764,742)

Net increase (decrease) in shares outstanding	(267,186)	$(1,745,098)

Class C
Year ended October 31, 2008:
Shares sold	682,597	$4,714,339
Shares issued in reinvestment of dividends	25,452	170,654
Shares reacquired	(389,625)	(2,593,083)

Net increase (decrease) in shares outstanding	318,424	$2,291,910

Dryden Global Total Return Fund, Inc.	53

Notes to Financial Statements

continued

Class C	Shares	Amount
Ten months ended October 31, 2007:
Shares sold	233,246	$1,581,857
Shares issued in reinvestment of dividends	4,542	30,138
Shares reacquired	(69,434)	(459,667)

Net increase (decrease) in shares outstanding	168,354	$1,152,328

Year ended December 31, 2006:
Shares sold	172,214	$1,127,421
Shares issued in reinvestment of dividends	4,257	27,286
Shares reacquired	(197,006)	(1,285,283)

Net increase (decrease) in shares outstanding	(20,535)	$(130,576)

Class Z
Year ended October 31, 2008:
Shares sold	176,548	$1,230,369
Shares issued in reinvestment of dividends	20,657	139,396
Shares reacquired	(189,986)	(1,276,093)

Net increase (decrease) in shares outstanding	7,219	$93,672

Ten months ended October 31, 2007:
Shares sold	80,647	$548,671
Shares issued in reinvestment of dividends	10,360	69,027
Shares reacquired	(104,472)	(695,712)

Net increase (decrease) in shares outstanding	(13,465)	$(78,014)

Year ended December 31, 2006:
Shares sold	130,165	$851,575
Shares issued in reinvestment of dividends	13,275	85,533
Shares reacquired	(498,490)	(3,292,830)

Net increase (decrease) in shares outstanding	(355,050)	$(2,355,722)

Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

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In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

Dryden Global Total Return Fund, Inc.	55

Financial Highlights

	Class A
	Year Ended October 31, 2008(a)		Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.00		$6.69

Income (loss) from investment operations:
Net investment income	.31		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)		.32

Total from investment operations	(.80)		.52

Less Dividends and Distributions
Dividends from net investment income*	(.44)		(.21)
Tax return of capital distributions	—		—

Total dividends and distributions	(.44)		(.21)

Net asset value, end of period	$5.76		$7.00

Total Return(c):	(12.19)%		7.81%
Ratios/Supplemental Data:
Net assets, end of period (000)	$97,894		$122,811
Average net assets (000)	$119,545		$123,600
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees(d)	1.36	%(e)	1.36	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(e)	1.11	%(e)(f)
Net investment income	4.55	%(e)	3.63	%(e)(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	292%		234	%(g)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.35% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.44%, 1.19% and 1.63%, respectively, for the year ended December 31, 2004, 1.42%, 1.17%, and 2.23%, respectively, for the year ended December 31, 2005, 1.42%, 1.17% and 2.81%, respectively, for the year ended December 31, 2006, 1.37%, 1.12% and 3.62%, respectively, for the ten-month period ended October 31, 2007 and 1.44%, 1.19% and 4.47% respectively, for the year ended October 31, 2008.
(f)	Annualized.
(g)	Not annualized.
(h)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)

$6.51		$7.55		$7.51		$7.17

.19		.16		.12		.11

.16		(.74)		.53		.82

.35		(.58)		.65		.93

(.17)		(.40)		(.61)		(.59)
—		(.06)		—		—

(.17)		(.46)		(.61)		(.59)

$6.69		$6.51		$7.55		$7.51

5.66%		(7.94)%		9.42%		13.44%

$131,477		$151,399		$189,719		$198,688
$139,865		$169,867		$185,333		$206,127

1.36	%(e)	1.35	%(e)	1.35	%(e)	1.43%

1.11	%(e)	1.10	%(e)	1.10	%(e)	1.18%
2.87	%(e)	2.30	%(e)	1.74	%(e)	1.52%

233%		307%		312%		251%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	57

Financial Highlights

continued

	Class B
	Year Ended October 31, 2008(a)		Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.98		$6.69

Income (loss) from investment operations:
Net investment income	.26		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.10)		.30

Total from investment operations	(.84)		.46

Less Dividends and Distributions
Dividends from net investment income*	(.38)		(.17)
Tax return of capital distributions	—		—

Total dividends and distributions	(.38)		(.17)

Net asset value, end of period	$5.76		$6.98

Total Return(c):	(12.67)%		7.06%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,275		$3,508
Average net assets (000)	$3,957		$3,627
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	2.11	%(d)	2.11	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(d)	1.11	%(d)(e)
Net investment income	3.80	%(d)	2.86	%(d)(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 2.10% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.19%, 1.19% and .90%, respectively, for the year ended December 31, 2004, 2.17%, 1.17%, and 1.47%, respectively, for the year ended December 31, 2005, 2.17%, 1.17% and 2.03%, respectively, for the year ended Decemeber 31, 2006 and 2.12%, 1.12% and 2.86%, respectively, for the ten-month period ended October 31, 2007, and 2.19%, 1.19% and 3.72% respectively, for the year ended October 31, 2008.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)

$6.51		$7.56		$7.53		$7.18

.14		.11		.07		.05

.17		(.74)		.52		.84

.31		(.63)		.59		.89

(.13)		(.36)		(.56)		(.54)
—		(.06)		—		—

(.13)		(.42)		(.56)		(.54)

$6.69		$6.51		$7.56		$7.53

4.90%		(8.60)%		8.44%		12.72%

$3,874		$5,513		$7,759		$8,602
$4,726		$6,792		$7,854		$8,172

2.11	%(d)	2.10	%(d)	2.10	%(d)	2.18%

1.11	%(d)	1.10	%(d)	1.10	%(d)	1.18%
2.09	%(d)	1.54	%(d)	.99	%(d)	.77%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	59

Financial Highlights

continued

	Class C
	Year Ended October 31, 2008(a)		Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.97		$6.68

Income (loss) from investment operations:
Net investment income	.28		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.10)		.31

Total from investment operations	(.82)		.48

Less Dividends and Distributions
Dividends from net investment income*	(.41)		(.19)
Tax return of capital distributions	—		—

Total dividends and distributions	(.41)		(.19)

Net asset value, end of period	$5.74		$6.97

Total Return(c):	(12.51)%		7.29%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,702		$2,277
Average net assets (000)	$3,974		$1,279
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(d)	1.86	%(e)	1.86	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(e)	1.11	%(e)(f)
Net investment income	4.07	%(e)	3.17	%(e)(f)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(e)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.85% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.94%, 1.19% and 1.00%, respectively, for the year ended December 31, 2004, 1.92%, 1.17%, and 1.73%, respectively, for the year ended December 31, 2005, 1.93%, 1.18% and 2.27%, respectively, for the year ended December 31, 2006, and 1.87%, 1.12% and 3.32%, respectively, for the ten-month period ended October 31, 2007 and 1.94%, 1.19% and 3.99% respectively, for the year ended October 31, 2008.
(f)	Annualized.
(g)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)

$6.50		$7.55		$7.51		$7.17

.16		.13		.08		.07

.17		(.75)		.54		.83

.33		(.62)		.62		.90

(.15)		(.37)		(.58)		(.56)
—		(.06)		—		—

(.15)		(.43)		(.58)		(.56)

$6.68		$6.50		$7.55		$7.51

5.11%		(8.43)%		8.87%		12.88%

$1,056		$1,161		$1,433		$904
$1,470		$1,311		$1,049		$815

1.86	%(e)	1.85	%(e)	1.85	%(e)	1.93%

1.11	%(e)	1.10	%(e)	1.10	%(e)	1.18%
2.34	%(e)	1.80	%(e)	1.09	%(e)	1.01%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	61

Financial Highlights

continued

	Class Z
	Year Ended October 31, 2008(a)		Ten Months Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.02		$6.72

Income (loss) from investment operations:
Net investment income	.32		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.10)		.31

Total from investment operations	(.78)		.52

Less Dividends and Distributions
Dividends from net investment income*	(.46)		(.22)
Tax return of capital distributions	—		—

Total dividends and distributions	(.46)		(.22)

Net asset value, end of period	$5.78		$7.02

Total Return(c):	(11.90)%		7.99%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,823		$2,163
Average net assets (000)	$2,147		$2,053
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.11	%(d)	1.11	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(d)	1.11	%(d)(e)
Net investment income	4.78	%(d)	3.86	%(d)(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.19%, 1.19% and 1.86%, respectively, for the year ended December 31, 2004, 1.17%, 1.17%, and 2.48%, respectively, for the year ended December 31, 2005, 1.17%, 1.17% and 3.00%, respectively, for the year ended December 31, 2006, and 1.12%, 1.12% and 3.85%, respectively, for the ten-month period ended October 31, 2007, and 1.19%, 1.19% and 4.70% respectively for the year ended October 31, 2008.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2006(a)		2005(a)		2004(a)		2003(a)

$6.53		$7.56		$7.52		$7.18

.20		.18		.14		.13

.17		(.74)		.53		.82

.37		(.56)		.67		.95

(.18)		(.41)		(.63)		(.61)
—		(.06)		—		—

(.18)		(.47)		(.63)		(.61)

$6.72		$6.53		$7.56		$7.52

5.84%		(7.62)%		9.68%		13.71%

$2,160		$4,415		$5,386		$4,938
$3,212		$4,901		$4,953		$4,935

1.11	%(d)	1.10	%(d)	1.10	%(d)	1.18%

1.11	%(d)	1.10	%(d)	1.10	%(d)	1.18%
3.06	%(d)	2.55	%(d)	1.95	%(d)	1.77%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	63

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Global Total Return Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, the ten-month period ended October 31, 2007 and the year ended December 31, 2006 and the financial highlights for the year then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, the ten-month period ended October 31, 2007 and the year ended December 31, 2006 and the financial highlights for the year then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end October 31, 2008 as to the federal tax status of distributions paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended October 31, 2008, the Fund paid an ordinary income dividends for Class A, Class B, Class C and Class Z shares of $0.4421 per share, $0.3840 per share, $0.4101 per share and $0.4622 per share, respectively, which represents net investment income.

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states’ taxing authorities. We are pleased to report that 9.46% of the dividends paid by the Fund qualify for such deductions. Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

The Fund designates 52.16% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2009, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2008.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.

Dryden Global Total Return Fund, Inc.	65

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Global Total Return Fund, Inc.

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year that each Board Member joined the Funds’ Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Global Total Return Fund, Inc.

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September

1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005)

of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since

May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President

(May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]

The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2003; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Dryden Global Total Return Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year time periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Dryden Global Total Return Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (a custom peer group of unhedged mutual funds included in the Lipper Global

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Income Funds Performance Universe) was in the second quartile over the one-year period, but was in the fourth quartile over the three-, five- and ten-year periods. The Board also noted that the Fund outperformed its benchmark index for the five-year period, though it underperformed its benchmark index for the other periods. In light of the Fund’s recent competitive performance against the Peer Universe, the Board concluded that the Fund’s performance was satisfactory, but that it would continue to monitor and evaluate the Fund’s performance.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile and that the Fund’s total expenses ranked in the fourth quartile. As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund’s performance, expenses of service providers and such other aspects that the Directors deemed important in the exercise of their business judgment. The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes

Dryden Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years
Class A	–16.14%	0.27%	1.98%
Class B	–16.80	0.31	1.79
Class C	–13.33	0.69	1.94
Class Z	–11.90	1.47	2.72

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years
Class A	–12.19%	1.20%	2.45%
Class B	–12.67	0.46	1.79
Class C	–12.51	0.69	1.94
Class Z	–11.90	1.47	2.72

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 1.49%; Class B, 2.19%; Class C, 2.19%; Class Z, 1.19%. Net operating expenses apply to: Class A, 1.36%; Class B, 2.11%; Class C, 1.86%; Class Z, 1.11%, after voluntary and contractual reduction through 2/28/2010.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Citigroup WGBI–Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1998) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% annually and expense subsidization for Class A shares in effect through October 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Citigroup WGBI–Unhedged is a market capitalization-weighted index consisting of the government bond markets of 23 countries, which are selected based on market-capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Citigroup WGBI–Unhedged’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Citigroup WGBI–Unhedged would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Citigroup WGBI–Unhedged may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Global Total Return Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Global Total Return Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

MF169E    IFS-A159555    Ed. 12/2008

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2008 and fiscal period January 1, 2007 through October 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $51,280 and $48,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal year ended October 31, 2008 and fiscal period January 1, 2007 through October 31, 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2008 and fiscal period January 1, 2007 through October 31, 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Global Total Return Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 19, 2008

*	Print the name and title of each signing officer under his or her signature.